UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):               September 7, 2023

HALLMARK FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

5420 Lyndon B. Johnson Freeway, Suite 1100, Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value	HALL	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01Other Items

On September 7, 2023, Hallmark Financial Services, Inc. (the “Company”) called to order and convened its 2023 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, there were present or represented by proxy a sufficient number of shares of the Company’s common stock to constitute a quorum.

The Chairman then adjourned the Annual Meeting in order to solicit additional proxies with respect to the proposals set forth in the definitive proxy statement filed with the Securities and Exchange Commission on July 21, 2023 (the “2023 Proxy Statement”).

The Annual Meeting is adjourned until Thursday, October 5, 2023 at 3:00 p.m., Central Time. At that time, the Annual Meeting will be reconvened to vote on the proposals described in the 2023 Proxy Statement.

Stockholders will be able to attend and vote at the reconvened Annual Meeting using the same process and access information that they used in connection with the originally scheduled Annual Meeting, the details of which are set forth in the 2023 Proxy Statement.

The Company does not intend to change the record date for the Annual Meeting. Accordingly, only stockholders of record at the close of business on July 10, 2023, will be entitled to vote at the reconvened Annual Meeting.

Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

Until the Annual Meeting is reconvened, the Company will continue to solicit proxies from its stockholders with respect to the proposals set forth in the 2023 Proxy Statement.

No changes have been made in the proposals to be voted on by the stockholders at the Annual Meeting. The Company strongly encourages all of its stockholders to read the 2023 Proxy Statement and other proxy materials relating to the Annual Meeting, which are available free of charge on the SEC’s website at www.sec.gov.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the Annual Meeting.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE 2023 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS TO BE CONSIDERED.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date:	September 8, 2023	By:	/s/ CHRISTOPHER J. KENNEY
Christopher J. Kenney, Chief Executive Officer